                                                                   EXHIBIT 10.13


                                                                  Execution Copy



                                            As of December 17, 1996




CMG Funding Corp.
5295 Commerce Drive
Suite 400
Salt Lake City, Utah 88107

               Re:    Registration Rights Agreement

Ladies and Gentlemen:

This letter (the "Registration Rights Agreement") hereby confirms that CMG Funding Corp. ("CMGFC"), in consideration of (i) ContiTrade Services L.L.C. ("CTS") providing a mortgage loan purchase facility to CMGFC pursuant to the Purchase and Sale Agreement dated as of December 17, 1996 (the "Purchase Agreement") among CMGFC, ("CMLC") and CTS, (ii) CTS providing a standby financing facility to CMGFC pursuant to the Standby Financing Agreement dated as of December 17, 1996 among CTS, CMGFC, ("CMLC") Continental Mortgage Group, L.C., CMLC and its successors, and CMG Funding Securities Corp., (iii) CTS providing subordinated debt financing (the "Subordinated Debt") pursuant to the Subordinated Debt Agreement dated as of December 17, 1996 (the "Subordinated Debt Agreement") between CMGFC and CTS, (iv) ContiFinancial Corporation, a Delaware corporation ("CFC") investing in CMGFC through the purchase of its Class A preferred stock (the "Preferred Stock") pursuant to the Preferred Stock Purchase Agreement, dated as of December 17, 1996, between CFC and CMGFC, (v) the mutual promises and other valuable consideration described herein, grants to CTS or its registered assigns (the "Holder"), in connection with the conversion privileges under the (x) Subordinated Debt Agreement which permits CTS to convert the Subordinated Debt into Preferred Stock, or any portion thereof, and
(y) the Certificate of Incorporation of CMGFC, which permits CTS and CFC, as applicable, to convert their Preferred Stock, or any portion thereof, into shares of CMGFC's common stock (the "Common Stock") pursuant to their respective terms (the "Conversion Shares"), the right to register the Conversion

Shares pursuant to the Securities Act of 1933, as amended (the "Act") according to the terms hereof and thereof. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Purchase Agreement.

               1. Term. The term established hereby shall be in effect for the period commencing on the date hereof and expiring upon the date ten years after the date of this Registration Rights Agreement.

               2. Amendment and Termination. Except as specifically provided for herein, neither CMGFC nor CTS shall have the right to amend, modify or terminate this Registration Rights Agreement without the written consent of the other party hereto; provided, that CMGFC's obligations under Sections 3, 4 and 5 shall survive any termination of this Registration Rights Agreement.

               3. Registration Rights. (a) (i) Subject to the provisions of paragraph (v) of this Section 3(a), the Holder may at any time from the date hereof request in writing that CMGFC register Conversion Shares under the Act for sale at any time following the initial public offering of CMGFC's Common Stock in the manner specified in such notice; provided, that CMGFC shall have no obligation to register Conversion Shares pursuant to this paragraph (i) unless the number of Conversion Shares for which registration has been requested constitutes at least five percent (5%) of CMGFC's Common Stock then outstanding; and provided further, that CMGFC shall not be obligated to register Conversion Shares pursuant to this paragraph (i) on more than three occasions.

               (ii) Following receipt of any notice delivered in compliance with paragraph (i) of this Section 3(a) (a "Demand"), CMGFC shall within 10 days thereafter deliver written notice of the Demand to all holders of Conversion Shares from whom a Demand has not been received and shall use its best efforts to register under the Act, for public sale in accordance with the method of disposition specified in such Demand, the number of Conversion Shares specified in such Demand (and in all written requests for inclusion of additional Conversion Shares from such other Holders of Conversion Shares received by CMGFC within 20 days after notice of the Demand to such other holders). The holder(s) of a majority of the Conversion Shares for which registration is requested in a Demand may designate the managing underwriter or underwriters, subject to the approval of CMGFC, which approval shall not be unreasonably withheld or delayed, if such managing underwriter or underwriters are not nationally recognized. CMGFC shall be deemed to have satisfied an obligation to register Conversion Shares pursuant to a Demand only when a registration statement covering the Conversion Shares specified in the Demand and any written requests delivered under this paragraph (ii), for sale in accordance with the method of disposition specified in the Demand, shall have become effective and the period of distribution of the Conversion Shares contemplated thereby shall have been completed (determined as hereinafter provided).

               (iii) CMGFC shall be entitled to include in any registration statement filed in response to a Demand made in accordance with this
        Section 3(a), for sale in accordance with the method of disposition specified by the requesting holders in such Demand, shares of Common Stock to be sold by CMGFC for its own account, except as and to the extent that, in the opinion of the managing underwriter(s), such inclusion would adversely affect the marketing of the Conversion Shares for which registration has been requested in connection with such Demand. Except for registration statements on Form S-4, S-8 or any successor forms thereto, CMGFC will not file with the Securities and Exchange Commission (the "Commission") any other registration statement with respect to its securities, whether for its own account or that of other security holders, from the date of receipt of a Demand pursuant to this Section 3(a) until 90 days following the completion of the period of distribution of the Conversion Shares contemplated thereby (determined as hereinafter provided).

               (iv) CMGFC may at its option elect that any requested registration pursuant to this Section 3(a) be delayed for a period not in excess of 180 days from the date of such Demand; provided, that such right to delay a Demand may not be exercised by CMGFC pursuant to this
        Section 3(a) either (A) in connection with an initial public offering or
        (B) more than once in any twelve-month period (so that no such election by CMGFC may be made within twelve months of a previous election by CMGFC under this paragraph (iv)).

               (v) Notwithstanding anything to the contrary contained in paragraph (i) of this Section 3(a), no Demand may be made under this
        Section 3(a) within 180 days after the effective date of a registration statement filed by CMGFC covering a firm commitment underwritten public offering in which the holders of Conversion Shares shall have been entitled to join pursuant to Section 3(b) and in which there shall have been effectively registered all Conversion Shares as to which registration shall have been requested in accordance with Section 3(b).

                (b) Each time that CMGFC proposes to file under the Act a registration statement relating, in whole or in part, to any of its equity securities (except for registration statements on Form S-4, S-8, or any successor forms thereto), CMGFC shall at least forty-five (45) days prior to such filing give written notice of such proposed filing to each holder of outstanding Subordinated Debt, Preferred Shares or Conversion Shares not theretofore registered under the Act. CMGFC shall designate the managing underwriter or underwriters with respect to any registration initiated by CMGFC, subject to the approval of the Holder. Upon receipt by CMGFC not more than thirty (30) days thereafter of a written request from any such holder for registration of Conversion Shares under this subsection, subject to the provisions of the succeeding sentence, CMGFC shall include in such filing and shall use its best efforts to register the Conversion Shares as to which such holder requested registration; provided, however, if at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, CMGFC shall determine for any reason not to register such equity securities, CMGFC may, at its election, give written notice of such determination to each holder of the Subordinated Debt or the Preferred Stock and/or Conversion Shares and, thereupon, shall be relieved from its obligation with such registration (but not from its obligation to pay the registration expenses in connection therewith). If the managing or principal underwriters named in the registration statement shall advise CMGFC and the Holders which have requested Conversion Shares to be registered pursuant thereto that, in the good faith judgment of such managing or principal underwriters, the number of shares of Common Stock which such Holders, CMGFC and all other shareholders have requested be included in such registration statement exceed the number of shares it is advisable to offer and to sell at such time, then the number of shares of Common Stock to be registered and sold pursuant to such registration statement shall be appropriately reduced. In such case, the number of shares of Common Stock to be sold after such reduction shall be allocated to CMGFC, and the amount of shares remaining to be registered and sold after such allocation to CMGFC shall be ratably allocated among the Holders and such other shareholders in the same proportion as the original number of shares requested by such Person to be registered bears to a fraction, the numerator of which is the aggregate number of shares to be registered requested by such Person and the denominator of which is the aggregate number of shares requested to be registered by all such Persons.

               (c) In connection with any registration pursuant to this Section
3:

               (i) Upon the request of one or more holders of Conversion Shares then being registered, CMGFC will cooperate with any underwriters (as defined in the Act) for the requesting party, including, without limitation, providing such information, certificates, comfort letters of accountants and opinions of counsel as may be reasonably requested by such underwriters.

               (ii) CMGFC will furnish to the holders of the Conversion Shares being registered, at CMGFC's sole cost and expense, such number of prospectuses conforming to the requirements of the Act, and the rules and regulations thereunder, relating to the Conversion Shares subject thereto as may from time to time be reasonably requested by such holders.

               (iii) All fees, disbursements and expenses in connection with the registration, other than any underwriting discount or commissions which shall be paid from the proceeds of the sale of the shares of stock of CMGFC being registered, shall be borne by CMGFC, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for CMGFC and expenses of complying with applicable securities or Blue Sky laws.

               (iv) CMGFC agrees at its own expense to effect and to keep effective, for at least 270 days after the date of effectiveness, necessary registrations or qualifications under the securities or Blue Sky laws of such jurisdictions as may be reasonably requested by any of the holders of the Conversion Shares or by any underwriters for such holders so as to permit the disposition of the Conversion Shares being registered.

                 (v) Each Holder agrees to provide in an expeditious manner whatever information and undertakings are reasonably requested by CMGFC in order to comply with the requirements of the Act and of the Securities Exchange Act of 1934, as amended, the rules and regulations thereunder and the guides and other pronouncements of the Commission in connection with the registration of such Holder's Conversion Shares. Each Holder will have the opportunity to review and correct any portions of any disclosure materials pertaining to such Holder prior to their filing or use in such disclosure materials.

                 (vi) CMGFC will indemnify and hold harmless each holder of Conversion Shares, and such holder's officers, employees, directors and agents and any underwriter (as defined in the Act) who participates in such registration for such holder and each person, if any, who controls such holder or any such underwriter against any losses, claims, damages or liabilities, joint or severally, or actions in respect thereof to which such holder or any such underwriter or controlling person may become subject under the Act, or otherwise, insofar as such losses, claims damages, liabilities or actions in respect thereof arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Conversion Shares were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder or any such underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that to the extent that any such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus or said final prospectus or any said amendment or supplement in reliance upon, and in conformity with, written information furnished to CMGFC by any Holder or by any underwriter for such Holder specifically for use in the preparation thereof, CMGFC will not be so liable to such Holder or such controlling person or underwriter.

               (vii) The Holder shall not be required to (A) make any representations and warranties to CMGFC or the underwriters other than representations and warranties regarding the Holder, the Conversion Shares and the Holder's intended method of distribution and any other representation and warranty required by law and (B) provide indemnification to CMGFC or the underwriters in connection with the offering.

               (viii) Each Holder will indemnify and hold harmless CMGFC, and CMGFC's officers, employees, directors and agents and any underwriter (as defined in the Act) who participates in such disclosure for CMGFC and each person, if any, who controls CMGFC or any such underwriter against any losses, claims, damages or liabilities, joint or severally, or actions in respect thereof to which CMGFC or any such underwriter or controlling person may become subject under the Act, or otherwise, insofar as such losses, claims damages, liabilities or actions in respect thereof arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact pertaining to such Holder and furnished by such Holder in writing specifically for inclusion in, and contained in, any registration statement under which such Conversion Shares were registered under the Act, any preliminary prospectus or final prospectus contained therein, and will reimburse CMGFC or any such underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that to the extent that any such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement made in said registration statement, said preliminary prospectus or said final prospectus or any said amendment or supplement in reliance upon, and in conformity with, written information furnished to such Holder by CMGFC or by any such underwriter for CMGFC specifically for use in the preparation thereof, such Holder will not be so liable to CMGFC or such controlling person or underwriter.

               4. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF TRIAL BY JURY. THIS REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS RULES APPLIED IN THE STATE OF NEW YORK. WITH RESPECT TO ANY CLAIM ARISING OUT OF THIS REGISTRATION RIGHTS AGREEMENT (A) EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND (B) EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING HERETO BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, CFS, CTS AND CMGFC EACH IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS REGISTRATION RIGHTS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

               5. "Market Stand-Off" Agreement. If requested by CMGFC and an underwriter of Common Stock of CMGFC, the Holder shall not sell or otherwise transfer or dispose of any Common Stock of CMGFC held by the Holder (other than (i) those included in the registration, (ii) to an affiliate of the Holder or
(iii) in connection with the sale or transfer of substantially all of the assets or common stock of the Holder)) during the ninety (90) day period following the effective date of a registration statement of CMGFC filed under the Act.

               6. Representation by Counsel. CMGFC hereby acknowledges to CTS that it has been represented by counsel of its choice during the course of the negotiation of this Registration Rights Agreement.

               If you agree to the foregoing terms and conditions, please so indicate by executing the acknowledgment on the enclosed copy of this Registration Rights Agreement and returning it to us.

                                Very truly yours,



                                    CONTITRADE SERVICES L.L.C.


                                    By:
                                      ------------------------------------------
                                    Name:
                                    Title:  Authorized Signatory


                                    By:
                                      ------------------------------------------
                                    Name:
                                    Title:  Authorized Signatory


Accepted and agreed by:

CMG FUNDING CORP.


By:
  ----------------------------
Name:  John Fry
Title: President















                [Signature Page to Registration Rights Agreement]

                                                                  Execution Copy




                                 AMENDMENT 1 TO
                          REGISTRATION RIGHTS AGREEMENT



               This Amendment 1, dated October 24, 1997 (the "Amendment"), to the Registration Rights Agreement (the "Registration Rights Agreement"), dated December 17, 1996, between CMG Funding Corp., ("CMG"), and ContiTrade Services L.L.C ("CTS").

               WHEREAS, the parties hereto have entered into the Registration Agreement, dated as of December 17, 1996, and now wish to amend certain provisions in the Registration Rights Agreement.

               NOW, THEREFORE, in consideration of the promises and agreements contained herein, the parties hereto agree to amend the Registration Rights Agreement and restate certain provisions thereof as follows:

               1. Defined Terms. Capitalized terms used herein without definition have the meanings ascribed to them in the Registration Rights Agreement.

               2. New Registration Rights. Clause (y) of the initial paragraph of the Registration Rights Agreement, which reads, "the Certificate of Incorporation of CMGFC, which permits CTS and CFC, as applicable, to convert their Preferred Stock, or any portion thereof," shall be amended to read as follows: "the Certificate of Incorporation of CMGFC, which permits CTS and CFC, as applicable, to convert their Preferred Stock, or any portion thereof (including, without limitation, Class A Preferred Stock of CMG acquired under Paragraph 1 of the New Letter Agreement dated October 24, 1997, between CTS and John D. Fry, or under Paragraph 10 of Amendment 1, dated October 24, 1997, to the Standby and Working Capital Financing Agreement, dated December 17, 1996, the former among CMG, CTS and CMG Funding Securities Corporation ("CMGFSC"), and the latter among CMG, CTS, CMGFSC and Continental Mortgage Group, L.C., since succeeded by CMG),".

               3. Effectiveness. This Amendment, even after due execution by the parties hereto, will not become effective until each of Amendment 1 to the Standby and Working Capital Financing Agreement , dated October 24, 1997 (the "Standby Amendment"), and Amendment 1 to the Purchase and Sale Agreement, dated October 24, 1997, as well as the New Letter Agreement, dated October 24, 1997, between John Fry and ContiFinancial Corporation, , and the amended Secured Note as set forth in Paragraph 8 of the Standby Amendment have also been duly executed and delivered by the parties thereto.

               4. Governing Law. This Amendment shall be governed by and construed in accordance with the Laws of the State of New York, without regard to its rules regarding conflict of laws.

               IN WITNESS WHEREOF, the parties have executed this Amendment 1 to the Registration Rights Agreement as of the day and year first above written.


                                                   CMG FUNDING CORP.


                                                    By:
                                                      --------------------------
                                                     Name:
                                                     Title:



                                                   CONTITRADE SERVICES, L.L.C


                                                    By:
                                                      --------------------------
                                                     Name:
                                                     Title:



                                                    By:
                                                      --------------------------
                                                     Name:
                                                     Title:

                                                                  Execution Copy




                                 AMENDMENT 2 TO
                          REGISTRATION RIGHTS AGREEMENT



               This Amendment 2, dated November 18, 1997 (the "Amendment"), to the Registration Rights Agreement as amended (the "Registration Rights Agreement"), dated as of December 17, 1996, between CMG Funding Corp., ("CMG"), and ContiTrade Services L.L.C ("CTS").

               WHEREAS, the parties hereto have entered into the Registration Rights Agreement, dated as of December 17, 1996;

               WHEREAS, the parties hereto have entered into Amendment 1 to the Registration Rights Agreement dated as of October 24, 1997 ("Amendment 1"); and

               WHEREAS, the parties hereto now wish to further amend the certain provisions in the Registration Rights Agreement.

               NOW, THEREFORE, in consideration of the promises and agreements contained herein, the parties hereto agree to amend the Registration Rights Agreement and restate certain provisions thereof as follows:

               1. Defined Terms. Capitalized terms used herein without definition have the meanings ascribed to them in the Registration Rights Agreement.

               2. Amendment to New Registration Rights. The parties hereto agree that Section 2 of Amendment 1 entitled New Registration Rights is hereby revoked and shall have no force or effect whatsoever.

               3. Amended Registration Rights. Clause (y) of the initial paragraph of the Registration Rights Agreement, which reads, "the Certificate of Incorporation of CMGFC, which permits CTS and CFC, as applicable, to convert their Preferred Stock, or any portion thereof, into shares of CMG's common stock (the "Common Stock")", shall be amended to read as follows: "the Certificate of Incorporation of CMGFC, which permits CTS and CFC, as applicable, to convert their Preferred Stock, or any portion thereof into shares of CMG's common stock, together with (i) the CMG common stock acquired under Warrant No. 1 issued by CMG to CTS and dated as of November 18, 1997, and (ii) the additional amount of CMG common stock acquired under paragraph 2 of the Conversion Letter Agreement by and between CTS and CMG and dated as of November 18, 1997 (the "Common Stock"),"

               4. Effectiveness. This Agreement, even after due execution by the parties hereto, will not become effective until (i) each of the Conversion Letter Agreement dated as of November 18, 1997 by and between CTS and CMG (the "Conversion Letter Agreement"), the Termination Letter dated as of November 18, 1997, by and between CTS and John Fry as Shareholder of CMG, Amendment 2 to the Standby and Working Capital Financing Agreement dated as of November 18, 1997 by and among CMG as

Borrower, CTS as Lender and CMG Funding Securities Corp. as Residualholder, Amendment 1 to the Investment Banking Services Agreement dated as of November 18, 1997 by and among CTS, CMG and ContiFinancial Services Corporation and Warrant No. 1 issued by CMG to CTS and dated as of November 18, 1997, have each also been duly executed and delivered by the parties thereto, and (ii) the 546,883 shares of Common Stock have been conveyed to CTS pursuant to Paragraph 2 of the Conversion Letter Agreement.

               5. Governing Law. This Amendment shall be governed by and construed in accordance with the Laws of the State of New York, without regard to its rules regarding conflict of laws.

               IN WITNESS WHEREOF, the parties have executed this Amendment 2 to the Registration Rights Agreement as of the day and year first above written.


                                                   CMG FUNDING CORP.


                                                    By:
                                                      --------------------------
                                                     Name:
                                                     Title:



                                                   CONTITRADE SERVICES, L.L.C


                                                    By:
                                                      --------------------------
                                                     Name:
                                                     Title:



                                                    By:
                                                      --------------------------
                                                     Name:
                                                     Title:

                                 AMENDMENT 3 TO
                          REGISTRATION RIGHTS AGREEMENT



               This Amendment 3, dated December 31, 1997 (the "Amendment"), to the Registration Rights Agreement as amended (the "Registration Rights Agreement"), dated as of December 17, 1996, between CMG Funding Corp., ("CMG"), and ContiTrade Services L.L.C ("CTS").

               WHEREAS, the parties hereto have entered into the Registration Rights Agreement, dated as of December 17, 1996;

               WHEREAS, the parties hereto have entered into Amendment 1 to the Registration Rights Agreement dated as of October 24, 1997 ("Amendment 1") and Amendment 2 to the Registration Rights Agreement dated as of November 18, 1997 ("Amendment 2"); and

               WHEREAS, the parties hereto now wish to further amend the certain provisions in the Registration Rights Agreement.

               NOW, THEREFORE, in consideration of the promises and agreements contained herein, the parties hereto agree to amend the Registration Rights Agreement and restate certain provisions thereof as follows:

               1. Defined Terms. Capitalized terms used herein without definition have the meanings ascribed to them in the Registration Rights Agreement.

               2. Amended Registration Rights. Clause (y) of the initial paragraph of the Registration Rights Agreement, as amended, which reads, "the Certificate of Incorporation of CMGFC, which permits CTS and CFC, as applicable, to convert their Preferred Stock, or any portion thereof, into shares of CMG's common stock, together with the additional amount of CMG common stock acquired under paragraph 2 of the Conversion Letter Agreement by and between CTS and CMG and dated as of November 18, 1997 (the "Common Stock")", shall be amended to read as follows: "the Certificate of Incorporation of CMGFC, which permits CTS and CFC, as applicable, to convert their Preferred Stock, or any portion thereof (including, without limitation, Class A preferred stock acquired in accordance with Standby Agreement Amendment 3 (as defined below) into shares of CMG's common stock, together with (i) the CMG common stock acquired under Warrant 2 or Warrant No. 3, each issued by CMG to CTS and dated as of December 31, 1997, and
(ii) the additional amount of CMG common stock acquired under paragraph 2 of the Conversion Letter Agreement by and between CTS and CMG and dated as of November 18, 1997 (the "Common Stock"),"

               3. Effectiveness. This Agreement, even after due execution by the parties hereto, will not become effective until (i) each of the Conversion Letter Agreement No. 2 dated as of December 31, 1997 by and between CTS and CMG (the "Conversion Letter Agreement No. 2"), Amendment 3 to the Standby and Working

Capital Financing Agreement dated as of December 31, 1997 by and among CMG as Borrower, CTS as Lender and CMG Funding Securities Corp. as Residualholder ("Standby Agreement Amendment 3"), Amendment 2 to the Investment Banking Services Agreement dated as of December 31, 1997 by and among CTS, CMG and ContiFinancial Services Corporation, Amendment 2 to the Purchase and Sale Agreement dated as of December 31, 1997, among CMG and CTS, Warrant No. 2 issued by CMG to CTS and dated as of December 31, 1997 has been exchanged for Warrant No. 1 held by CTS, and Warrant No. 3 issued by CMG to CTS and dated as of December 31, 1997, have each also been duly executed and delivered by the parties thereto, and (ii) the 410,581 shares of Class A Preferred Stock have been conveyed to CTS pursuant to Paragraph 2 of the Conversion Letter Agreement No. 2.

               4. Governing Law. This Amendment shall be governed by and construed in accordance with the Laws of the State of New York, without regard to its rules regarding conflict of laws.

               IN WITNESS WHEREOF, the parties have executed this Amendment 3 to the Registration Rights Agreement as of the day and year first above written.


                                                  CMG FUNDING CORP.


                                                    By:
                                                      --------------------------
                                                     Name:
                                                     Title:



                                                   CONTITRADE SERVICES, L.L.C


                                                    By:
                                                      --------------------------
                                                     Name:
                                                     Title:



                                                    By:
                                                      --------------------------
                                                     Name:
                                                     Title:



                                       3